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Scudder Global Discovery Fund

Classes A, B and C

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Global Discovery Fund	Nasdaq Symbol	CUSIP Number
Class A	KGDAX	378947-600
Class B	KGDBX	378947-709
Class C	KGDCX	378947-808

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Global Discovery Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	8.23%	-16.12%	3.06%	9.16%	10.42%
Class B(a)	7.77%	-16.79%	2.16%	8.21%	9.48%
Class C(a)	7.80%	-16.75%	2.26%	8.31%	9.60%
Salomon Smith Barney World Equity EMI+	14.77%	-1.02%	2.41%	6.91%	8.87%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/02	$ 22.89	$ 22.05	$ 22.12
10/31/01	$ 21.15	$ 20.46	$ 20.52

Class A Lipper Rankings* - Global Small-Cap Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	38	of	43	87
3-Year	20	of	38	52

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

a On April 16, 1998 the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Global Discovery Fund - Class A -- Salomon Smith Barney World Equity EMI+

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,905	$10,318	$14,606	$25,406
	Average annual total return	-20.95%	1.05%	7.87%	9.77%
Class B(c)	Growth of $10,000	$8,071	$10,477	$14,736	$24,744
	Average annual total return	-19.29%	1.57%	8.06%	9.48%
Class C(c)	Growth of $10,000	$8,325	$10,693	$14,904	$25,007
	Average annual total return	-16.75%	2.26%	8.31%	9.60%
Salomon Smith Barney World Equity EMI+	Growth of $10,000	$9,898	$10,741	$13,970	$23,397
	Average annual total return	-1.02%	2.41%	6.91%	8.87%

The growth of $10,000 is cumulative.

* Returns and rankings during 3, 5 and 10 year periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c On April 16, 1998 the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%.
+ The Salomon Smith Barney World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Gerry Moran discusses Scudder Global Discovery Fund's strategy and the market environment during the six-month period ended April 30, 2002.

Q: Please provide a brief overview of global equity markets for the semiannual period ending April 30, 2002.

A: Global markets rebounded in October and November following their sharp declines in the wake of the September 11 attacks in the United States. December was more mixed, and 2002 has thus far been greeted with several critical events:

• The collapse of Enron in the United States and the subsequent attention to accounting concerns around the world

• A stronger-than-expected pickup in the U.S. economy sparked by the American consumer but generally not supported by corporate profits

• Military activity in Afghanistan

• Increasing violence in the Middle East and the related focus on oil prices

In January, many investors in the United States and Europe took profits after the run-up in late 2001. Since then, markets have stabilized somewhat in response to improving economic indicators as well as more optimistic business and consumer sentiment.

Given this improving scenario fueled so strongly by the consumer, it's no surprise which industries performed the best for the period under review. Consumer durables, apparel companies and other luxury goods manufacturers all had a nice rebound on prospects for economic growth, as did automobiles, capital goods, transportation and materials businesses. Food, beverage and tobacco companies also did well. On the flip side, telecommunications led the list of laggards for the six-month period, followed closely by technology hardware and equipment. Insurance, media, pharmaceuticals, and food and drug retailing also struggled.

Q: What was the performance of Scudder Global Discovery Fund against this six-month backdrop?

A: Against what we believe is a clearly improving economic environment, the Salomon Smith Barney World Equity EMI gained 14.77 percent for the semiannual period ending April 30, 2002, while Scudder Global Discovery Fund posted 8.23 percent (Class A shares unadjusted for sales charge). The SSB World Equity EMI benchmark is an unmanaged, capitalization-weighted measure of small-capitalization stocks in 22 countries around the world.

The fund's growth bias currently gravitates against our efforts to remain on par with the fund's benchmark. Value outpaced growth by nearly six percentage points during the period, a trend that was particularly evident over the past two months. We had hoped to shield the portfolio from the economically sensitive areas of the economy by focusing on health care. However, biotechnology stocks were very weak during the period under review, and even those businesses that produce consumables used in medical and other types of testing were hurt by the sector's downturn.

There's a clear dichotomy in the health care industry, though, because while the fund's biotech-related holdings hurt us, the fund's stake in hospitals, health care equipment and pharmacy management businesses all contributed significantly to performance. In fact, nearly half of the portfolio's top 10 holdings at the end of the period were in health care. The other half of the top holdings fall among financials, including Irish Life & Permanent, Anglo Irish Bank, Legg Mason and Deutsche Boerse. These all gave a nice boost to the fund's returns for the semiannual period.

Q: You've indicated that the value bias of the markets has held the fund back for a while. When do you foresee these circumstances changing, and have there been any adjustments to the portfolio to accommodate the market's bias?

A: All the attention to value stocks will eventually drive up their prices. Then, of course, they cease to be value stocks by definition (value being akin to a stock "on sale"). Capital spending will need to revive, and unemployment will need to stabilize in order for us to have a sustainable economic recovery in which growth stocks could perform well. There are also other considerations with respect to catalysts for this fund's performance, though. Most significantly, the United States may cease to be the engine for global growth. In this case, we would expect to see our holdings in Europe and Japan do better than those in the United States. In the 1990s, the strength of the U.S. markets worked against the fund because of its substantial holdings in these markets. I believe the next 10 years could be quite different. What's more, in my view, a decline in the strength of the dollar will immediately be translated into a positive for this portfolio and all global funds.

For now, however, to position the portfolio in the current environment, we have made some changes to the weightings in the fund's structure, which is centered on four building blocks:

• Stable growth stocks (40 to 60 percent of the portfolio, 57 percent as of April 30, 2002)

• Stocks with growth-at-reasonable-value prices (10 to 20 percent of the portfolio, 18 percent as of April 30, 2002)

• Specialized growth stocks1 (10 to 20 percent of the portfolio, 13 percent as of April 30, 2002)

• High-growth stocks (10 to 20 percent of the portfolio, 12 percent as of April 30, 2002)

1 An example of a specialized stock could be a pharmaceutical that focuses on one or two very specific kinds of products, such as prosthetics or a specific family of medications.

We have positioned the portfolio so that the higher-growth stocks (specialized and high growth) are at the lower end of their ranges while stable growth and growth-at-value stocks are slightly more heavily weighted. In theory, these latter stocks can perform marginally better in a value-biased environment.

Q: The fund recently experienced a change in its investment advisor. How has this change affected the management of this portfolio?

A: Since the last annual report, there has been a portfolio management change that is associated with the change in investment advisor. Sewall Hodges, who had previously served as portfolio manager on this fund, is once again part of the team, replacing Steve Stokes. Two-thirds of Sewall's career has been devoted to following companies on a global basis. Sewall joined the firm in 1995 with 10 years of investment research, portfolio management and corporate finance experience. He holds two bachelor's degrees from Cornell University and an M.B.A. from the Wharton School of Business. While there has been no change to the way the fund is managed, we are pleased to now have access to a vast global network of analysts. This includes Ruth Keattch, a specialist in European small caps located in London. Ruth joined Deutsche Asset Management in 2001 after 19 years of experience in the industry. She is a graduate of Oxford University. Paul Danes is located in Tokyo and contributes analysis of Japanese small caps. He joined Deutsche Asset Management in 1993 with several years of industry experience. Paul holds a graduate degree from Cambridge University.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Geographical (Excludes Cash Equivalents)	4/30/02	10/31/01

U.S.	54%	56%
Europe	36%	34%
Japan	5%	7%
Pacific Basin	5%	3%
	100%	100%

Sectors (Excludes Cash Equivalents)	4/30/02	10/31/01

Financial	24%	22%
Health	20%	27%
Service Industries	16%	17%
Consumer Discretionary	12%	7%
Technology	9%	7%
Energy	5%	5%
Manufacturing	4%	6%
Media	3%	-
Transportation	3%	1%
Other	4%	8%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of April 30, 2002 (34.7% of Portfolio)
1. Irish Life & Permanent PLC Provider of diversified financial services	Ireland	5.1%
2. Anglo Irish Bank Corp. PLC Provider of financial services for business and private sectors	Ireland	5.0%
3. Legg Mason, Inc. Provider of various financial services	United States	4.1%
4. Fiserv, Inc. Provider of data processing services	United States	3.9%
5. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis and treatment	United States	3.5%
6. Deutsche Boerse AG Provider of financial services	Germany	3.1%
7. St. Jude Medical, Inc. Manufacturer of heart valves	United States	2.8%
8. Caremark Rx, Inc. Provider of pharmaceutical services	United States	2.5%
9. Biomet, Inc. Manufacturer of surgical implant devices	United States	2.5%
10. Zions Bancorp. Provider of commercial banking services	United States	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 97.3%
Australia 1.3%
Aristocrat Leisure Ltd. (Manufacturer of gaming machines and table gaming equipment)	987,564	2,924,918
Macquarie Bank Ltd. (Provider of banking and financial services)	130,200	2,285,674
QBE Insurance Group Ltd. (Underwriter of commercial, industrial and individual insurance)	369,200	1,453,332
		6,663,924
Brazil 0.4%
Empresa Brasiliera de Aeronautica SA (ADR) (Manufacturer of aircraft)	90,112	2,075,279
France 4.3%
Autoroutes du Sud de la France* (Developer and operator of toll roads)	209,781	5,195,540
Galeries Lafayette SA (Operator of department stores and supermarket chains)	41,962	5,275,620
JC Decaux SA* (Provider of advertising services)	386,725	4,806,326
Vinci SA (Builder of roads and provider of engineering and construction services)	101,492	6,489,662
		21,767,148
Germany 3.1%
Deutsche Boerse AG (Provider of financial services)	351,361	15,527,499
Greece 0.5%
Hellenic Bottling Co. SA (Distributor of soft drinks)	178,600	2,454,527
Hong Kong 2.4%
Legend Group Ltd. (Manufacturer of computers and related products)	9,483,100	3,830,155
Li & Fung Ltd. (Operator of export trading business)	5,174,000	8,292,624
		12,122,779
Ireland 13.3%
Anglo Irish Bank Corp. PLC (Provider of financial services for business and private sectors)	4,653,078	25,059,558
Irish Continental Group PLC (Transporter of passengers, freight and containers)	211,555	1,657,580
Irish Life & Permanent PLC (Provider of diversified financial services)	1,893,333	25,747,546
Jurys Doyle Hotel Group PLC (Operator of hotels and inns)	734,735	7,311,810
Ryanair Holdings PLC* (Provider of passenger airline services)	1,092,300	5,922,026
SmartForce PLC (ADR)* (Provider of educational software on the internet)	155,700	1,004,109
		66,702,629
Japan 4.8%
JAFCO Co., Ltd. (Operator of a venture capital company)	62,100	4,950,805
Nidec Corp. (Manufacturer of small-scale motors for hard disc drives)	116,700	7,769,713
Olympus Optical Co., Ltd. (Manufacturer of opto-electronic and related products)	528,000	6,849,996
Shinko Securities Co., Ltd. (Provider of financial services)	2,487,000	4,468,360
		24,038,874
Netherlands 1.3%
Vedior NV (Provider of temporary employment services)	483,400	6,691,329
Poland 0.1%
Pioneer Poland Fund* (b) (Closed-end investment company)	3	405,479
Russia 0.6%
Mobile Telesystems SP (ADR) (Provider of cellular phone services)	101,700	3,188,295
Spain 1.3%
Amadeus Global Travel Distribution SA "A"* (Operator of a travel reservation system)	785,200	5,225,846
Sogecable SA* (Provider of cable television services)	52,693	1,092,896
		6,318,742
Sweden 0.3%
Eniro AB (Publisher of catalogs and telephone directories)	192,700	1,506,425
United Kingdom 11.3%
Aegis Group PLC (Provider of independent media services)	4,125,443	6,582,693
Amey PLC (Holder of service and contracting companies that provide business outsourcing)	926,612	3,206,863
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	2,594,646	8,355,824
Friends Provident PLC (Manager of life assurance business)	1,256,614	3,369,292
Matalan PLC (Retailer of clothing)	2,057,427	10,515,769
Misys PLC (Provider of software and hardware computer solutions)	935,213	3,488,746
PizzaExpress PLC (Operator of pizza restaurants)	637,273	6,249,705
Serco Group PLC (Operator of facilities management business)	1,167,479	4,533,830
St. James's Place Capital PLC (Provider of money management and insurance)	1,023,023	3,950,483
Taylor Nelson Sofres PLC (Provider of market research services)	1,828,654	6,368,664
		56,621,869
United States 52.3%
Abercrombie & Fitch Co. "A"* (Retailer of casual apparel for men and women)	112,300	3,369,001
Affiliated Computer Services, Inc. "A"* (Provider of information technology services and electronic funds transfer)	104,700	5,661,129
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds)	74,400	1,374,912
Alkermes, Inc.* (Developer of immunoregulatory compounds)	194,000	3,907,160
Allegheny Energy, Inc. (Holder with interest in electric utility companies)	150,100	6,292,192
American Eagle Outfitters, Inc.* (Retailer of casual clothing)	95,800	2,436,194
Applied Micro Circuits Corp.* (Designer and manufacturer of high-bandwidth silicon solutions)	197,500	1,333,125
Aquila, Inc. (Wholesaler of electricity and natural gas)	63,900	1,024,956
Biomet, Inc. (Manufacturer of surgical implant devices)	444,375	12,544,706
Brinker International, Inc.* (Operator of limited menu restaurants)	162,800	5,606,832
Caremark Rx, Inc.* (Provider of pharmaceutical services)	589,700	12,678,550
CBRL Group, Inc. (Operator of restaurants)	83,200	2,525,120
Celgene Corp.* (Producer of pharmaceuticals)	133,900	2,648,542
Cephalon, Inc.* (Developer of biopharmaceutical products)	38,300	2,245,912
Diamond Offshore Drilling, Inc. (Operator of offshore oil and gas well drilling business)	136,400	4,244,768
Diebold, Inc. (Provider of financial, educational and health care services)	90,900	3,437,838
Documentum, Inc.* (Developer of software products)	254,200	4,936,564
Energy East Corp. (Provider of electricity, natural gas, and liquid petroleum gas)	369,300	8,120,907
EOG Resources, Inc. (Explorer and producer of oil and gas)	172,900	7,356,895
Fiserv, Inc.* (Provider of data processing services)	437,114	19,434,088
Garmin Ltd.* (Provider of navigation, communication and information devices)	235,600	5,303,356
H&R Block, Inc. (Provider of tax consulting and preparation services)	177,100	7,105,252
Invitrogen Corp.* (Developer of research kits)	125,100	4,338,468
Laboratory Corp. of America Holdings* (Developer of medical tests used in patient diagnosis and treatment)	174,800	17,340,160
Lam Research Corp.* (Manufacturer of plasma etching equipment)	147,900	3,795,114
Legg Mason, Inc. (Provider of various financial services)	404,010	20,297,462
Medarex, Inc.* (Operator of a pharmaceutical company)	111,400	1,129,596
Mercury Interactive Corp.* (Producer of automated software testing tools)	106,800	3,980,436
NetScreen Technologies, Inc.* (Developer, marketer and seller of network security systems and appliances)	43,500	427,605
NPS Pharmaceuticals, Inc.* (Developer of small molecule drugs)	147,300	4,391,013
Pharmaceutical Resources, Inc.* (Operator of a generic pharmaceutical company)	154,900	3,872,500
Polycom, Inc.* (Manufacturer of audio and data conferencing products)	257,300	5,305,526
Province Healthcare Co.* (Acquirer and operator of rural hospitals)	172,200	6,631,422
Radio One, Inc. "D"* (Provider of radio broadcasting)	305,300	6,533,420
Sabre Holdings Corp.* (Provider of online travel reservation capabilities)	109,600	5,096,400
Shaw Group, Inc.* (Manufacturer of piping systems)	201,500	6,151,795
Spinnaker Exploration Co.* (Producer of oil and natural gas)	94,100	4,032,185
St. Jude Medical, Inc.* (Manufacturer of heart valves)	170,300	14,170,663
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners)	981,675	8,304,971
Tiffany & Co. (Operator of jewelry and gift stores)	207,300	8,240,175
Waters Corp.* (Provider of high-performance liquid chromatography products and services)	98,000	2,641,100
Zions Bancorp. (Provider of commercial banking services)	204,100	11,037,728
		261,305,738
Total Common Stocks (Cost $437,597,683)		487,390,536

	Principal Amount ($)	Value ($)
Convertible Bonds 0.5%
United States
Cephalon, Inc., Convertible, 5.25%, 5/1/2006 (Developer of biopharmaceutical products) (Cost $2,601,000)	2,601,000	2,640,015

Commercial Paper 2.2%
Federal Home Loan Bank, 1.79%**, 5/1/2002 (Cost $10,899,000)	10,899,000	10,899,000
Total Investment Portfolio - 100.0% (Cost $451,097,683) (a)		500,929,551

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $451,209,625. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $49,719,926. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $112,336,263 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $62,616,337.
(b) Security valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $405,479 (.08% of net assets). The value has been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. The cost of the security at April 30, 2002 aggregated $1,477,500. The security may also have certain restrictions as to resale.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $451,097,683)	$ 500,929,551
Cash	1,079
Foreign currency, at value (cost $9,289,990)	9,578,363
Receivable for investments sold	1,510,035
Dividends receivable	836,717
Interest receivable	68,276
Receivable for Fund shares sold	326,218
Foreign taxes recoverable	238,768
Total assets	513,489,007
Liabilities
Payable for investments purchased	2,701,949
Payable for Fund shares redeemed	1,507,451
Accrued management fee	488,197
Other accrued expenses and payables	323,746
Total liabilities	5,021,343
Net assets, at value	$ 508,467,664
Net Assets
Net assets consist of: Accumulated net investment loss	(1,664,543)
Net unrealized appreciation (depreciation) on: Investments	49,831,868
Foreign currency related transactions	300,311
Accumulated net realized gain (loss)	(82,426,439)
Paid-in capital	542,426,467
Net assets, at value	$ 508,467,664

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($431,542 / 18,592 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 23.21
Class S Net Asset Value, offering and redemption price per share ($325,125,294 / 14,007,524 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 23.21
Class A Net Asset Value and redemption price per share ($100,758,289 / 4,402,762 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 22.89
Maximum offering price per share (100 / 94.25 of $22.89)	$ 24.29
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($61,350,932 / 2,782,362 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 22.05
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($20,801,607 / 940,514 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 22.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $47,867)	$ 2,529,143
Interest	257,050
Total Income	2,786,193
Expenses: Management fee	2,870,597
Administrative fee	1,019,880
Distribution service fees	541,215
Directors' fees and expenses	6,869
Other	12,175
Total expenses	4,450,736
Net investment income (loss)	(1,664,543)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(25,292,447)
Foreign currency related transactions	384,490
(24,907,957)
Net unrealized appreciation (depreciation) during the period on: Investments	68,770,603
Foreign currency related transactions	541,911
69,312,514
Net gain (loss) on investment transactions	44,404,557
Net increase (decrease) in net assets resulting from operations	$ 42,740,014

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ (1,664,543)	$ (4,507,269)
Net realized gain (loss) on investment transactions	(24,907,957)	(57,783,166)
Net unrealized appreciation (depreciation) on investment transactions during the period	69,312,514	(220,810,045)
Net increase (decrease) in net assets resulting from operations	42,740,014	(283,100,480)
Distributions to shareholders from: Net investment income: Class S	-	(163,690)
Net realized gains: Class S	-	(38,952,440)
Class A	-	(10,245,123)
Class B	-	(7,727,891)
Class C	-	(1,975,936)
Fund share transactions: Proceeds from shares sold	186,199,907	728,279,229
Reinvestment of distributions	-	55,555,815
Cost of shares redeemed	(229,241,025)	(796,511,610)
Net increase (decrease) in net assets from Fund share transactions	(43,041,118)	(12,676,566)
Increase (decrease) in net assets	(301,104)	(354,842,126)
Net assets at beginning of period	508,768,768	863,610,894
Net assets at end of period (including accumulated net investment loss of $1,664,543 at April 30, 2002)	$ 508,467,664	$ 508,768,768

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[a]	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.15	$ 34.70	$ 28.05	$ 19.78	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.20)	(.39)	(.24)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.82	(10.94)	9.42	8.51	(4.11)
Total from investment operations	1.74	(11.14)	9.03	8.27	(4.20)
Less distributions from: Net realized gains on investment transactions	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 22.89	$ 21.15	$ 34.70	$ 28.05	$ 19.78
Total Return (%)[d]	8.23**	(34.16)[e]	32.63[e]	41.61[e]	(17.51)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	100	153	55	11
Ratio of expenses before expense reductions (%)	1.76*	2.10[f]	2.09[g]	2.26	2.20*
Ratio of expenses after expense reductions (%)	1.76*	1.89[f]	1.99[g]	2.01	1.95*
Ratio of net investment income (loss) (%)	(.69)*	(.74)	(1.06)	(.98)	(1.00)*
Portfolio turnover rate (%)	53*	59	86	64	41
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period April 16, 1998 (commencement of sales) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.05% and 1.84%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.08% and 1.99%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002[a]	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.46	$ 33.93	$ 27.69	$ 19.70	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[c]	(.16)	(.43)	(.68)	(.43)	(.18)
Net realized and unrealized gain (loss) on investment transactions	1.75	(10.63)	9.30	8.42	(4.10)
Total from investment operations	1.59	(11.06)	8.62	7.99	(4.28)
Less distributions from: Net realized gains on investment transactions	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 22.05	$ 20.46	$ 33.93	$ 27.69	$ 19.70
Total Return (%)[d]	7.77**	(34.74)[e]	31.51[e]	40.43[e]	(17.85)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	60	108	27	6
Ratio of expenses before expense reductions (%)	2.56*	2.82[f]	2.96[g]	3.44	3.13*
Ratio of expenses after expense reductions (%)	2.56*	2.78[f]	2.83[g]	2.83	2.83*
Ratio of net investment income (loss) (%)	(1.49)*	(1.63)	(1.90)	(1.81)	(1.87)*
Portfolio turnover rate (%)	53*	59	86	64	41
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period April 16, 1998 (commencement of sales) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.72% and 2.68%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.95% and 2.83%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002[a]	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.52	$ 34.00	$ 27.71	$ 19.70	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[c]	(.15)	(.40)	(.68)	(.43)	(.17)
Net realized and unrealized gain (loss) on investment transactions	1.75	(10.67)	9.35	8.44	(4.11)
Total from investment operations	1.60	(11.07)	8.67	8.01	(4.28)
Less distributions from: Net realized gains on investment transactions	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 22.12	$ 20.52	$ 34.00	$ 27.71	$ 19.70
Total Return (%)[d]	7.80**	(34.69)[e]	31.73[e]	40.41[e]	(17.85)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	20	29	8	2
Ratio of expenses before expense reductions (%)	2.53*	2.82[f]	2.91[g]	3.00	3.23*
Ratio of expenses after expense reductions (%)	2.53*	2.68[f]	2.80[g]	2.80	2.80*
Ratio of net investment income (loss) (%)	(1.46)*	(1.55)	(1.89)	(1.79)	(1.88)*
Portfolio turnover rate (%)	53*	59	86	64	41
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period April 16, 1998 (commencement of sales) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.74% and 2.60%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.90% and 2.80%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $56,925,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $132,693,095 and $170,781,667, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.40%, 0.45% and 0.425% of the average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class AARP	$ 721	$ 147
Class S	629,908	110,609
Class A	206,264	39,943
Class B	139,668	24,857
Class C	43,319	7,910
	$ 1,019,880	$ 183,466

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 232,779	$ 38,010
Class C	76,446	12,869
	$ 309,225	$ 50,879

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 128,915	$ 22,822
Class B	77,593	11,987
Class C	25,482	4,219
	$ 231,990	$ 39,028

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002 aggregated $17,221.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $90,206 and $748, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2002, SDI received $41,565.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a
$1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	5,690	$ 131,593	21,202*	$ 551,052*
Class S	6,171,184	140,491,840	11,020,339	285,940,786
Class A	1,647,136	36,618,630	14,995,755	391,396,693
Class B	251,732	5,475,623	764,598	20,442,932
Class C	158,643	3,482,221	1,107,705	29,947,766
		$ 186,199,907		$ 728,279,229
Shares issued to shareholders in reinvestment of distributions
Class S	-	$ -	1,220,900	$ 37,017,687
Class A	-	-	317,204	9,519,254
Class B	-	-	246,043	7,189,226
Class C	-	-	62,488	1,829,648
		$ -		$ 55,555,815
Shares redeemed
Class AARP	(2,758)	$ (62,672)	(5,542)*	$ (137,694)*
Class S	(7,478,564)	(171,369,811)	(13,331,510)	(345,178,242)
Class A	(1,979,276)	(44,511,274)	(14,976,781)	(391,812,893)
Class B	(421,149)	(9,178,803)	(1,248,737)	(31,518,748)
Class C	(188,901)	(4,118,465)	(1,037,416)	(27,864,033)
		$ (229,241,025)		$ (796,511,610)
Net increase (decrease)
Class AARP	2,932	$ 68,921	15,660*	$ 413,358*
Class S	(1,307,380)	(30,877,971)	(1,090,271)	(22,219,769)
Class A	(332,140)	(7,892,644)	336,178	9,103,054
Class B	(169,417)	(3,703,180)	(238,096)	(3,886,590)
Class C	(30,258)	(636,244)	132,777	3,913,381
		$ (43,041,118)		$ (12,676,566)

* For the period from March 1, 2001 (commencement of sales of Class AARP shares) to October 31, 2001.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Global Discovery Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
12,097,434	416,477	348,747

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes